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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                       Event Reported): December 23, 1997


                             CIAO CUCINA CORPORATION
             (Exact name of registrant as specified in its charter)


         OHIO                         000-21745                 31-1357862
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)


                 700 Walnut Street, Suite 300, Cincinnati, Ohio 45202
                        (Address of principal executive offices)

       Registrant's telephone number, including area code: (513) 241-9161















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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEMS 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this report.

ITEM 5.  OTHER EVENTS

   The press release of Ciao Cucina Corporation, dated December 23, 1997, is attached hereto as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired

         N/A

(b)      Pro Forma Financial Information

         N/A

(c)      Exhibits

         NUMBER         DESCRIPTION

             99         Press Release dated December 23, 1997























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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CIAO CUCINA CORPORATION


Date:    December 23, 1997               By: /S/ CATHERINE C. JETTER
                                            ------------------------
                                         Catherine C. Jetter
                                         Executive Vice President
                                         Chief Financial Officer